UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-9165	38-1239739
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2725 Fairfield Road, Kalamazoo, Michigan		49002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 269.385.2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry Into a Material Definitive Agreement.

On November 18, 2005, Stryker Corporation ("Stryker"), certain of its subsidiaries and Howmedica International S. de R.L., an indirect wholly-owned subsidiary of Stryker ("Howmedica International"), entered into a Credit Agreement (the "New Credit Agreement") with Bank of America, N.A., as administrative agent, swing line lender, offshore currency funding fronting lender and issuer of letters of credit ("Bank of America"), JPMorgan Chase Bank, N.A., as syndication agent, The Bank Of Tokyo-Mitsubishi, Ltd., Chicago Branch, Barclays Bank Plc and PNP Paribas, as co-documentation agents, Wells Fargo Bank, N.A., Scotiabanc Inc., Mizuho Corporate Bank (USA), Société Générale and Wachovia Bank, N.A., as co-managing agents, and the other lenders party thereto, and Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead arrangers and joint book managers.

The New Credit Agreement provides for (i) a senior term loan facility in an original principal amount of €190,000,000 (the "Term Loan") to Howmedica International and (ii) a senior revolving credit facility (the "Revolving Credit Facility") to Stryker and certain of its subsidiaries in the maximum amount of U.S.$1,000,000,000, less the outstanding amount of the senior term loan from time to time.  Stryker is guarantor of the Term Loan.  The maturity date of each of the Term Loan and the Revolving Credit Facility is November 18, 2010.

Borrowings under the Revolving Credit Facility will bear interest at either the Base Rate (as described below) or the Offshore Rate (as described below) plus, in the case of loans bearing the Offshore Rate, the applicable margin.  The Offshore Rate is based on the Interbank Offered Rate and the Eurodollar Reserve Percentage (as such terms are defined in the Credit Agreement), and the Base Rate is based on the higher of the federal funds rate plus 1/2 of 1% and Bank of America's prime rate for base rate loans.  The applicable margin will range between .120% and .475%, depending on Stryker's long-term issuer credit rating.  A facility fee ranging between .40% and .15%, based on the credit rating, is payable on loans under the Revolving Credit Facility.  The initial applicable margin is .185%, and the initial facility fee is .60%.  The Term Loan will bear interest at the Offshore Rate plus an applicable margin ranging from .160% to .625%, based on the credit rating.  The initial applicable margin for the Term Loan is .245%.

The Credit Agreement includes customary representations and warranties and affirmative and negative covenants including, among others, covenants relating to financial reporting, maintenance of a leverage ratio, incurrence of liens, sale or disposition of assets and incurrence of other indebtedness.  Stryker intends to use proceeds under the Revolving Credit Facility for general corporate purposes.  Howmedica International intends to use proceeds under the Term Loan to meet short-term borrowing needs in connection with a repatriation dividend.

The Credit Agreement provides for customary events of default with corresponding grace periods, including, among other things, failure to pay any principal or interest when due, failure to comply with certain covenants, certain insolvency or receivership events affecting Stryker, Howmedica International or certain subsidiaries, and a change of control (as defined in the Credit Agreement) with respect to Stryker.  Upon an event of default, the administrative agent shall, at the request of, or may, with the consent of, the requisite number of lenders, declare all amounts owing under the Credit Agreement immediately due and payable, terminate the lenders' commitments to make loans under the Credit Agreement, require Stryker to cash collateralize (as defined in the Credit Agreement) the obligations under any letters of credit plus the fees payable with respect to any such letters of credit, and/or exercise any and all remedies and other rights under the Credit Agreement.  For certain events of default related to insolvency and receivership, the commitments of the lenders will be automatically terminated and all outstanding loans will become immediately due and payable.

Certain of the lenders party to the Credit Agreement, as well as certain of their respective affiliates, have performed, and may in the future perform, for Stryker and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1 hereto which is hereby incorporated by reference herein.

Item 1.02  Termination Of a Material Definitive Agreement.

On November 18, 2005, Stryker terminated its Credit Agreement, dated as of December 21, 2001, among Stryker, Bank of America, N.A., as Administrative Agent, and a syndicate of lenders, as amended, for its $750 million five-year credit facility (the "Prior Credit Facility").  In connection with the termination of the Prior Credit Facility, Stryker also terminated all of the letters of credit issued and outstanding under the Prior Credit Facility.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c)        Exhibits

            Exhibit 10.1                  Credit Agreement, dated as of November 18, 2005, among Stryker Corporation and certain subsidiaries, as designated borrowers, and Howmedica International S. de R.L., as the term loan borrower, Bank of America, N.A., as administrative agent, swing line lender, offshore currency funding fronting lender and issuer of letters of credit, JPMorgan Chase Bank, N.A., as syndication agent, The Bank Of Tokyo-Mitsubishi, Ltd., Chicago Branch, Barclays Bank Plc and PNP Paribas, as co-documentation agents, Wells Fargo Bank, N.A., Scotiabanc Inc., Mizuho Corporate Bank (USA), Société Générale and Wachovia Bank, N.A., as co-managing agents, and the other lenders party thereto, and Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead arrangers and joint book managers.

 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

November 23, 2005                                                     /s/  DEAN H. BERGY
Date                                                                             Dean H. Bergy
                                                                                    Vice President and
                                                                                    Chief Financial Officer
                                                                                    (Principal Financial Officer)

EXHIBIT INDEX

Exhibit 10.1                              Credit Agreement, dated as of November 18, 2005, among Stryker Corporation and certain subsidiaries, as designated borrowers, and Howmedica International S. de R.L., as the term loan borrower, Bank of America, N.A., as administrative agent, swing line lender, offshore currency funding fronting lender and issuer of letters of credit, JPMorgan Chase Bank, N.A., as syndication agent, The Bank Of Tokyo-Mitsubishi, Ltd., Chicago Branch, Barclays Bank Plc and PNP Paribas, as co-documentation agents, Wells Fargo Bank, N.A., Scotiabanc Inc., Mizuho Corporate Bank (USA), Société Générale and Wachovia Bank, N.A., as co-managing agents, and the other lenders party thereto, and Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead arrangers and joint book managers.